EQ PREMIER VIP TRUST

Supplement dated December 28, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2020, as supplemented

Important Notice Regarding the Reorganization of Portfolios of EQ Premier VIP Trust

The Board of Trustees of EQ Premier VIP Trust (“VIP Trust”) has approved the reorganization of certain portfolios of VIP Trust into newly-created, identical portfolios of EQ Advisors Trust (“EQ Trust”) (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

VIP Trust Acquired Portfolio[1]	EQ Trust Acquiring Portfolio
EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
Target 2015 Allocation Portfolio	Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio	Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio	Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio	Target 2045 Allocation Portfolio
Target 2055 Allocation Portfolio	Target 2055 Allocation Portfolio

The Reorganizations are part of a series of reorganizations intended to combine all of the portfolios that are managed by Equitable Investment Management Group, LLC (“EIM”) and offered through variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) into a single, larger trust (i.e., EQ Trust). Each Acquired Portfolio and the corresponding Acquiring Portfolio have identical investment objectives, policies, strategies, and risk profiles. In addition, the fees and expenses of each Acquiring Portfolio are expected to be the same as those of the corresponding Acquired Portfolio at least through April 30, 2022. The Reorganizations will not result in any material changes to the Acquired Portfolios’ investment programs.

Each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Thus, on the closing date of the Reorganizations, each Acquired Portfolio’s shareholders will become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date.

The Reorganizations do not require shareholder approval but are subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the Reorganizations are expected to occur on or about April 30, 2021 (the “Closing Date”). Prior to the Closing Date, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending upon availability in your variable life or annuity product) subject to the limitations described in VIP Trust’s Prospectus.

At any time prior to the Closing Date, Contract holders with values invested in an Acquired Portfolio may transfer values to any of the other investment options available under their Contract in accordance with the terms of their Contract without any fees or charges, and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under the Contract. If no action is taken prior to the Closing Date, Contract holders with values invested in an Acquired Portfolio will automatically become shareholders of the corresponding Acquiring Portfolio after the Reorganization.

In advance of the Closing Date, additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses of the Acquiring Portfolios), the terms of the Reorganization Plan, and the factors that the Board of Trustees of VIP Trust considered in deciding to approve the Reorganization Plan will be sent to shareholders of the Acquired Portfolios in a combined Information Statement/Prospectus, which also will be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

1 Not all of the Acquired Portfolios may be available as an investment through your variable life insurance contract and/or variable annuity certificate and contract or under your retirement plan.